UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

Vapotherm, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38740	46-2259298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Domain Drive
Exeter, New Hampshire		03833
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 603 658-0011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VAPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Vapotherm, Inc. (the “Company”) held its annual meeting of stockholders on June 20, 2023 (the “2023 Annual Meeting”). At the 2023 Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2023.

The final results of such stockholder voting on each proposal brought before the 2023 Annual Meeting are set forth below.

Proposal No. 1: To Elect Three Directors to Serve Until the 2026 Annual Meeting of Stockholders.

The stockholders elected the following individuals as Class II directors of the Company:

Name of Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Anthony Arnerich	22,695,055	4,411,969	31,881	9,013,228
Lance Berry	23,771,571	3,348,987	18,347	9,013,228
Donald Spence	22,774,421	4,357,958	6,526	9,013,228

Proposal No. 2: To Approve an Amendment to the Company's Tenth Amended and Restated Certificate of Incorporation to Effect Reverse Stock Split.

The stockholders approved an amendment to the Company's Tenth Amended and Restated Certificate of Incorporation, as amended, to give the Board of Directors discretion to effect a reverse stock split of the Company's issued and outstanding shares of common stock at a ratio of between 1-for-3 and 1-for-8, inclusive, such ratio to be determined by the Board of Directors in its sole discretion.

Votes For	Votes Against	Abstain	Broker Non-Votes
35,742,636	394,970	14,527	0

Proposal No. 3: To Approve, on an Advisory (Non-Binding) Basis, the Company’s Executive Compensation.

The stockholders approved, on an advisory (non-binding) basis, the Company’s executive compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
22,042,005	5,048,293	48,607	9,013,228

Proposal No. 4: To Ratify the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Company’s Fiscal Year Ending December 31, 2023.

The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstain	Broker Non-Votes
36,094,792	34,990	22,351	0

Proposal No. 5: To Approve One or More Adjournments of the Annual Meeting to Solicit Additional Proxies in Favor of Proposal No. 2.

The stockholders approved one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal No. 2 if there are not sufficient votes at the annual meeting to approve Proposal No. 2. Although this proposal received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the 2023 Annual Meeting was determined not to be necessary or appropriate since Proposal No. 2 received sufficient votes for approval.

Votes For	Votes Against	Abstain	Broker Non-Votes
35,345,624	795,783	10,726	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapotherm, Inc.

Date:	June 21, 2023	By:	/s/ James A. Lightman
James A. Lightman Senior Vice President, General Counsel and Secretary